UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): October 9, 2008

SMARTHEAT INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-53052	98 -0514768
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

A-1, 10, Street 7 Shenyang Economic and Technological Development Zone Shenyang, China	110027
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: +86 (24) 2519-7699

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

• Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

• Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

• Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

• Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws, Change in Fiscal Year

Effective as of October 9, 2008, the Board of Directors of SmartHeat Inc. (the "Company"), in connection with the Company's application for listing on the NASDAQ Capital Market of The NASDAQ Stock Market, approved certain amendments to the Company's Bylaws to permit the Company to issue shares of its capital stock in uncertificated form. Prior to the amendment, all shares of capital stock issued by the Company were required to be certificated.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit 3(ii)  Amended and Restated Bylaws of SmartHeat Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SmartHeat Inc.

Date: October 16, 2008	By:	/s/ Jun Wang
Jun Wang
Name: Jun Wang
Title: Chairman & CEO